Exhibit 99.1



                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                          }     CASE NUMBER
                                }     02-10835
                                }
The NewPower Company,et. al.    }     JUDGE W. Homer Drake, Jr.
                                }
DEBTORS                         }     CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                            FROM 6/30/04 TO 7/31/04

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                      Paul Ferdinands
                                      ------------------
                                      Attorney for Debtor

Debtor's Address                      Attorney's Address
and Phone Number                      and Phone Number

93 Cherry Street                      191 Peachtree St.
New Canaan, Ct 06840                  Atlanta, GA 30303
Tel: (203) 966-1881                   Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                     Post Petition
                                               Totals

For Period from June 30, 2004 through July 31, 2004

Opening Cash Balance -6/30/04             $ 93,558    (Concentration Account)

Inflows:
Customer Collections
Collateral Returned                            500
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other             57
---------------------------------------------------
Total Inflows                                  557
-----------------------------------------------------------------------------
                                                     Distribution of Outflows
Outflows:                                            NewPower      The NewPower
Post Petition:                                     Holdings, Inc.     Company
Call Center (Sitel)
Professionals - Bankruptcy                       4            4
Consulting Fees
Gas Systems & IT Infrastructure (Wipro)
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                       0            0
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc
Rent                                             2            2
Insurance                                    1,400        1,400
Utilities (Heat, Hydro, Phone, etc.)
Customer Refunds
Customer Refunds (Outstanding)                   0                       0
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll                                         17           17
Power
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements                               4            4
State Tax Payments                              34           34
Enron payments
Class 7 claims
---------------------------------------------------------------------------
Total Outflows                               1,462        1,461          0
---------------------------------------------------------------------------

---------------------------------------------------
Net Cash Flows                                (905)
---------------------------------------------------

                                         ----------
Closing Cash Balance                      $ 92,653
=========================================----------

                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from June 30, 2004 through July 31, 2004
Amounts in $000's


Accounts Receivable at Petition Date:     $ 75,200


Beginning of Month Balance*  - Gross      $ 13,476 (per 6/30/04 G/L)
PLUS:  Current Month New Billings                -
LESS:  Collections During the Month              -
                                          ---------

End of Month Balance - Gross              $ 13,476 (per 7/31/04 G/L)
Allowance for Doubtful Accounts            (13,476)
                                          ---------

End of Month Balance - Net of Allowance   $      -
                                          =========

                                   Note:   The accounts receivable aging
                                           below relates only to deliveries
                                           to customers subsequent to the
                                           June 11, 2002 petition date.



                                         AR Aging for Post Petition Receivables

                                            Current   >30 days >60 days Total
                                         -----------------------------------

                                              $ -      $ -    $ 111   $ 111

                                                                  Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from June 30, 2004 through July 31, 2004
Amounts in $000's


See attached System Generated A/P reports as of 7/31/04 (Attachments 2A and
2B).


Beginning of Period Balance        $ 29 (per 6/30/04 G/L)
PLUS:  New Indebtedness Incurred    494
LESS:  Amounts Paid on A/P         (119)
                               ---------

End of Month Balance              $ 403 (per 7/31/04 G/L)
                               =========

                              The New Power Company                   Exhibit 2A
                              Vendor Balance Detail
                               As of July 31, 2004

                                      Date             Amount           Balance
                                   ----------        ----------       ----------
Arnold & Porter                                                         1,270.25
                                   07/12/2004         -1,270.25             0.00
                                                     ----------       ----------
Total Arnold & Porter                                 -1,270.25             0.00

AT&T                                                                       64.35
Total AT&T                                                                 64.35

Automated Power Exchange                                                    0.00
                                   07/22/2004            190.00           190.00
                                   07/22/2004           -190.00             0.00
                                                     ==========      ===========
Total Automated Power Exchange                             0.00             0.00

Carroll & Gross                                                        22,814.73
Total Carroll & Gross                                                  22,814.73

Connecticut Secretary of State                                              0.00
                                   07/13/2004            600.00           600.00
                                   07/13/2004           -600.00             0.00
                                                     ==========      ===========
Total Connecticut Secretary of State                       0.00             0.00

D'Arcangelo & Co. LLP                                                   4,614.50
Total D'Arcangelo & Co. LLP                                             4,614.50

Delaware Secretary of State                                                 0.00
                                   07/22/2004         33,000.00        33,000.00
                                   07/22/2004        -33,000.00             0.00
                                                     ==========      ===========
Total Delaware Secretary of State                          0.00             0.00

IKON Office Solutions                                                       0.00
                                   07/29/2004            185.50           185.50
                                   07/29/2004           -185.50             0.00
                                                     ==========      ===========
Total IKON Office Solutions                                0.00             0.00

Kaster Moving Co. Inc.                                                      0.00
                                   07/22/2004          1,810.90         1,810.90
                                   07/22/2004         -1,810.90             0.00
                                                     ==========      ===========
Total Kaster Moving Co. Inc.                               0.00             0.00

King and Spalding                                                           0.00
                                   07/29/2004          6,825.85         6,825.85
                                   07/29/2004         -6,825.85             0.00
                                   07/29/2004          5,852.43         5,852.43
                                   07/29/2004         -5,852.43             0.00
                                                     ==========      ===========
Total King and Spalding                                    0.00             0.00

Leboeuf, Lamb, Greene & Macrae                                              0.86
                                   07/22/2004          6,901.68         6,902.54
                                   07/22/2004         -6,901.68             0.86
                                                     ==========      ===========
Total Leboeuf, Lamb, Greene & Macrae                       0.00             0.86

                              The New Power Company                   Exhibit 2A
                              Vendor Balance Detail
                               As of July 31, 2004

                                      Date             Amount           Balance
                                   ----------        ----------       ----------
Mellon Investors Services, LLC                                              0.00
                                   07/12/2004          1,376.06         1,376.06
                                   07/12/2004         -1,376.06             0.00
                                   07/29/2004          1,614.73         1,614.73
                                   07/29/2004         -1,614.73             0.00
                                                     ==========      ===========
Total Mellon Investors Services, LLC                       0.00             0.00

Mr. Gene Shanks                                                             0.00
                                   07/29/2004            500.00           500.00
                                   07/29/2004           -500.00             0.00
                                                     ==========      ===========
Total Mr. Gene Shanks                                      0.00             0.00

Mr. Richard Weill                                                           0.00
                                   07/29/2004            500.00           500.00
                                   07/29/2004           -500.00             0.00
                                                     ==========      ===========
Total Mr. Richard Weill                                    0.00             0.00

Ms. Patricia Foster                                                         0.00
                                   07/22/2004          1,702.09         1,702.09
                                   07/22/2004         -1,702.09             0.00
                                                     ==========      ===========
Total Ms. Patricia Foster                                  0.00             0.00

Parker, Hudson, Rainer & Dobbs                                              0.00
                                   07/22/2004         46,898.57        46,898.57
                                   07/22/2004        -46,898.57             0.00
                                                     ==========      ===========
Total Parker, Hudson, Rainer & Dobbs                       0.00             0.00

Pink Sheets LLC                                                             0.00
                                   07/22/2004            309.60           309.60
                                   07/22/2004           -309.60             0.00
                                                     ==========      ===========
Total Pink Sheets LLC                                      0.00             0.00

Poorman-Douglas Corporation                                                 0.00
                                   07/22/2004          1,215.32         1,215.32
                                   07/22/2004         -1,215.32             0.00
                                                     ==========      ===========
Total Poorman-Douglas Corporation                          0.00             0.00

Sidley Austin Brown & Wood                                                  0.00
                                   07/06/2004        375,608.57       375,608.57
                                                           0.00       375,608.57
                                                     ==========      ===========
Total Sidley Austin Brown & Wood                     375,608.57       375,608.57

SNET                                                                        0.00
                                   07/12/2004            464.27           464.27
                                   07/12/2004           -464.27             0.00
                                                     ==========      ===========
Total SNET                                                 0.00             0.00

                              The New Power Company                   Exhibit 2A
                              Vendor Balance Detail
                               As of July 31, 2004

                                      Date             Amount           Balance
                                   ----------        ----------       ----------
Sonara Carvalho                                                             0.00
                                   07/12/2004            165.00           165.00
                                   07/12/2004           -165.00             0.00
                                   07/29/2004            165.00           165.00
                                   07/29/2004           -165.00             0.00
                                                     ==========      ===========
Total Sonara Carvalho                                      0.00             0.00

Sutherland Asbill & Brennan, LLC                                         -208.11
Total Sutherland Asbill & Brennan, LLC                                   -208.11

U.S. Trustee Program Payment Center                                         0.00
                                   07/22/2004            250.00           250.00
                                   07/22/2004          7,500.00         7,750.00
                                   07/22/2004           -250.00         7,500.00
                                   07/22/2004         -7,500.00             0.00
                                                     ==========      ===========
Total U.S. Trustee Program Payment Center                  0.00             0.00
                                                     ==========      ===========
TOTAL                                                374,338.32       402,894.90
                                                     ==========      ===========


Balance at June 30, 2004                                               28,556.58
New Invoices                                                          493,635.57
Invoices Paid                                                        -119,297.25
                                                                     -----------
Balance at July 31, 2004                                              402,894.90
                                                                     ===========

                              The New Power Company                   Exhibit 2B
                               Unpaid Bills Detail
                               As of July 31, 2004

                                                  Date              Open Balance
                                                --------            ------------
AT&T
                                               06/30/2003                 64.35
                                                                    ------------
Total AT&T                                                                64.35

Carroll & Gross
                                               06/30/2003             22,814.73
                                                                    ------------
Total Carroll & Gross                                                 22,814.73

D'Arcangelo & Co. LLP
                                               11/21/2003              4,614.50
                                                                    ------------
Total D'Arcangelo & Co. LLP                                            4,614.50

Leboeuf, Lamb, Greene & Macrae
                                               10/14/2003                  0.86
                                                                    ------------
Total Leboeuf, Lamb, Greene & Macrae                                       0.86

Sidley, Austin, Brown and Wood, LLP
                                               07/06/2004            375,608.57
                                                                    ------------
                                                                     375,608.57
                                                                    ------------
Sutherland Asbill & Brennan, LLC
                                               07/08/2003               -208.11
                                                                     -----------
Total Sutherland Asbill & Brennan, LLC                                  -208.11
                                                                     -----------

TOTAL                                                                 402,894.90
                                                                     ===========


                                     1 of 1

                                                                    Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from June 30, 2004 through July 31, 2004
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date                   $   15,587


Inventory at Beginning of Period                     $        -  (per 6/30/04 G/L)
PLUS:  Inventrory Purchased                                   -  (per daily cash report)
LESS:  Inventory Used or Sold                                 -
                                                     ----------

End of Month Balance                                 $ - (per 7/31/04 G/L)
                                                     ==========


Inventory is generally costed at the lower of cost or market. By the end of July
2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date                          $    1,238

Our fixed assets at petition date consisted of office furniture and equipment.
These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period                  $        -
Less:  Depreciation Expense                                   -
Less:  Dispositions                                           -
Add:  Purchases                                               -
                                                     ----------

Fixed Assets at End of Period                        $        -
                                                     ==========

                                                                    Attachment 4
                                                                    Page 1 of 14

Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      7/01/2004-7/31/2004

Name of Bank:          JP Morgan Chase
Branch:                New York
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Concentration Account

Beginning Balance      $ 93,559,406.98
Total Deposits         $    556,770.39
Total Payments         $  1,461,086.83
Closing Balance        $ 92,655,090.54
Service Charges        $        359.96

First Check issued this Period         N/A
Last Check issued this Period          N/A
Total # of checks issued this Period   N/A

                                                                    Attachment 4
                                                                    Page 2 of 14

Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      7/01/2004-7/31/2004

Name of Bank:          JP Morgan Chase
Branch:                Syracuse, NY
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Controlled Disbursements (A/P)

Beginning Balance                $0.00
Total Deposits           $1,443,947.16
Total Payments           $1,443,947.16
Closing Balance                  $0.00
Service Charges        N/A

First Check issued this Period         200554
Last Check issued this Period          200575
Total # of checks issued this Period       22

                                                                    Attachment 4
                                                                    Page 3 of 14

Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      7/01/2004-7/31/2004

Name of Bank:          JP Morgan Chase
Branch:                Syracuse, NY
Account Name:          NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:    Controlled Disbursements (Customer Refunds)

Beginning Balance                $0.00
Total Deposits                 $244.78
Total Payments                 $244.78
Closing Balance                  $0.00
Service Charges        N/A

First Check issued this Period          NA
Last Check issued this Period           NA
Total # of checks issued this Period    NA

                                                                    Attachment 4
                                                                    Page 4 of 14

Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      7/01/2004-7/31/2004

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          NewPower ACH Account
Account Number:
Purpose of Account:    ACH (T&E)

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges        N/A

First Check issued this Period         N/A
Last Check issued this Period          N/A
Total # of checks issued this Period   N/A


                       ACCOUNT CLOSED

                                                                    Attachment 4
                                                                    Page 5 of 14

Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      7/01/2004-7/31/2004

Name of Bank:          First Union/ Wachovia
Branch:                Herndon, VA
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Natural Gas Collections

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges        N/A

First Check issued this Period         N/A
Last Check issued this Period          N/A
Total # of checks issued this Period   N/A


                       ACCOUNT CLOSED

                                                                    Attachment 4
                                                                    Page 6 of 14

Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      7/01/2004-7/31/2004

Name of Bank:          First Union/ Wachovia
Branch:                Charlotte, NC
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Power/ IBM Collections

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges                  $0.00

First Check issued this Period         N/A
Last Check issued this Period          N/A
Total # of checks issued this Period   N/A


                       ACCOUNT CLOSED

                                                                    Attachment 4
                                                                    Page 7 of 14

Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      7/01/2004-7/31/2004

Name of Bank:          JP Morgan Chase
Branch:                New York
Account Name:          NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:    Payroll

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges        N/A

First Check issued this Period         N/A
Last Check issued this Period          N/A
Total # of checks issued this Period   N/A


                       ACCOUNT CLOSED

                                                                    Attachment 4
                                                                    Page 8 of 14

Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      7/01/2004-7/31/2004

Name of Bank:          JP Morgan Chase
Branch:                New York
Account Name:          NewPower Enron Segregated A/C
Account Number:
Purpose of Account:    Concentration Account

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges        N/A

First Check issued this Period         N/A
Last Check issued this Period          N/A
Total # of checks issued this Period   N/A


                       ACCOUNT CLOSED

                                                                    Attachment 4
                                                                    Page 9 of 14

Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      7/01/2004-7/31/2004

Name of Bank:          Royal Bank of Canada
Branch:                Ontario Transit # 00192
Account Name:          The New Power Company
Account Number:
Purpose of Account:    CAN$ Operating A/C

Beginning Balance                $0.00  CAN$
Total Deposits
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges        $             -

First Check issued this Period         NA
Last Check issued this Period          NA
Total # of checks issued this Period    0


                       ACCOUNT CLOSED

                                                                    Attachment 4
                                                                   Page 10 of 14


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      7/01/2004-7/31/2004

Name of Bank:          First Union/ Wachovia
Branch:                Charlotte, NC
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Power/AES Collections

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges        N/A

First Check issued this Period         N/A
Last Check issued this Period          N/A
Total # of checks issued this Period   N/A


                       ACCOUNT CLOSED

                                                                    Attachment 4
                                                                   Page 11 of 14

Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      7/01/2004-7/31/2004

Name of Bank:          Royal Bank of Canada
Branch:                Ontario Transit # 00192
Account Name:          The New Power Company
Account Number:
Purpose of Account:    US$ A/C

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges         N/A

First Check issued this Period                      N/A
Last Check issued this Period                       N/A
Total # of checks issued this Period                N/A


                            ACCOUNT CLOSED

                                                                    Attachment 4
                                                                   Page 12 of 14

Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      7/01/2004-7/31/2004

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          The New Power Company
Account Number:
Purpose of Account:    WildCard ATM Settlement

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges        N/A

First Check issued this Period         N/A
Last Check issued this Period          N/A
Total # of checks issued this Period   N/A


                       ACCOUNT CLOSED

                                                                    Attachment 4
                                                                   Page 13 of 14


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      7/01/2004-7/31/2004

Name of Bank:          JP Morgan Chase
Branch:                Syracuse, NY
Account Name:          NewPower Holdings, Inc.
Account Number:
Purpose of Account:    Controlled Disbursements (A/P)

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges        N/A

First Check issued this Period         None
Last Check issued this Period          None
Total # of checks issued this Period   None


                       ACCOUNT CLOSED

                                                                    Attachment 4
                                                                   Page 14 of 14

Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      7/01/2004-7/31/2004

Name of Bank:          Credit Suisse Asset Management
Branch:                466 Lexington Ave.  NY, NY 10017-3140
Account Name:          NewPower Holdings, Inc.
Account Number:
Purpose of Account:    Short Term Cash Mgmt Portfolio

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges        N/A

First Check issued this Period         N/A
Last Check issued this Period          N/A
Total # of checks issued this Period   N/A


                       ACCOUNT CLOSED

                              The New Power Company                    Exhibit 5
                                  Check Detail
                                    July 2004

    Num         Date                       Name                     Paid Amount
----------   -----------    -----------------------------------   --------------


200554       07/12/2004     Arnold & Porter                             1,270.25
200555       07/12/2004     Sonara Carvalho                               165.00
200556       07/12/2004     SNET                                          464.27
200557       07/12/2004     Mellon Investors Services, LLC              1,376.06
200558       07/13/2004     Connecticut Secretary of State                600.00
200559       07/22/2004     Ms. Patricia Foster                         1,702.09
200560       07/22/2004     Leboeuf, Lamb, Greene & Macrae              6,901.68
200561       07/22/2004     Kaster Moving Co. Inc.                      1,810.90
200562       07/22/2004     U.S. Trustee Program Payment Center           250.00
200563       07/22/2004     U.S. Trustee Program Payment Center         7,500.00
200564       07/22/2004     Pink Sheets LLC                               309.60
200565       07/22/2004     Poorman-Douglas Corporation                 1,215.32
200566       07/22/2004     Delaware Secretary of State                33,000.00
200567       07/22/2004     Parker, Hudson, Rainer & Dobbs             46,898.57
200568       07/22/2004     Automated Power Exchange                      190.00
200569       07/29/2004     Mr. Gene Shanks                               500.00
200570       07/29/2004     Mr. Richard Weill                             500.00
200571       07/29/2004     Sonara Carvalho                               165.00
200572       07/29/2004     King and Spalding                           6,825.85
200573       07/29/2004     Mellon Investors Services, LLC              1,614.73
200574       07/29/2004     King and Spalding                           5,852.43
200575       07/29/2004     IKON Office Solutions                         185.50


Note:  does not include amounts paid by wire                         Page 1 of 1

                                                                    Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from June 30, 2004 through July 31, 2004
Amounts in $000's

Taxes Paid During the Month

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                   Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from June 30, 2004 through July 31, 2004
Amounts in $000's


Summary of Officer Compensation

See supplemental attachment.

Personnel Report
                                                          Full Time    Part Time
# of Employees at beginning of period                                          1
# hired during the period                                          -           -
# terminated/resigned during period                                -           -
                                                         -----------------------
# employees on payroll - end of period                             0           1
                                                         =======================

# of employees on temporary consulting assignments                             0

Confirmation of Insurance

See supplemental attachment.*

*Omitted

                                                                   Attachment 7B
                   Payments made to insiders 6/01/04 -6/30/04     (Supplemental)

Payments are in gross amts

                   Title              Amount         Date           Type

FOSTER, MARY       President & CEO    $ 7,291.67     7/15/2004      Salary for pay period 7/01 - 7/15
                                      $ 7,291.67     7/31/2004      Salary for pay period 7/16 - 7/31

SHANKS, EUGENE     Director           $   500.00     7/29/2004      2nd Quarter Board Meeting Fees

WEILL, RICHARD     Director           $   500.00     7/29/2004      2nd Quarter Board Meeting Fees
                                      -----------
                                      $15,583.34
                                      ===========

                                                                   Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from June 30, 2004 through July 31, 2004

None